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                                                                      Exhibit 24

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Drew S. Backstrand, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute the Registration Statement on Form S-8 and Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of 14,847,776 shares of Common Stock of Green Tree Financial Corporation under the 1987 Stock Option Plan, 1987 Supplemental Stock Option Plan, 1992 Supplemental Stock Option Plan, 1995 Employee Stock Option Plan and Key Executive Stock Bonus Plan and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated:    May 31, 1995


/s/ Lawrence M. Coss                /s/ Robert D. Potts
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Lawrence M. Coss                    Robert D. Potts


/s/ John W. Brink                   /s/ Robley D. Evans
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John W. Brink                       Robley D. Evans


/s/ W. Max McGee                    /s/ Robert S. Nickoloff
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W. Max McGee                        Robert S. Nickoloff


/s/ Tania A. Modic                  /s/ Richard G. Evans
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Tania A. Modic                      Richard G. Evans